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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       ----------------------------------


         Date of Report (Date of earliest event reported): May 29, 1998



                             SUMMIT PROPERTIES INC.
               (Exact name of Registrant as specified in charter)



           Delaware                     1-2792                  56-1857807
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(State or other jurisdiction    (Commission file number)       (IRS employer
      of incorporation)                                     identification no.)


             212 South Tryon Street, Suite 500, Charlotte, NC 28281
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               (Address of principal executive offices) (Zip Code)

                                 (704) 334-9905
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events

On May 29, 1998, Summit Properties Partnership, L.P. a Delaware limited partnership (the "Partnership"), the entity through which Summit Properties Inc., a Maryland corporation (the "Company") principally conducts its business, commenced a Medium-Term Note Program (the "Program") which provides that the Partnership may offer and sell from time to time its Medium-Term Notes due Nine Months or More from Date of Issue in an aggregate principal amount of up to $95,000,000 (the "MTNs") as described in the Partnership's Prospectus Supplement dated May 29, 1998 to the Partnership's Prospectus dated July 29, 1997. The Partnership's Prospectus Supplement was filed with the Securities Exchange Commission under Rule 424(b)(3) on May 29, 1998. The MTNs will be issued pursuant to the Partnership's and the Company's existing shelf registration statement on Form S-3 (Registration No. 333-25575).

The MTNs will be offered and sold by J.P. Morgan Securities Inc., First Union Capital Markets, a division of Wheat First Securities, Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated as Agents for the Partnership (the "Agents") pursuant to that certain Distribution Agreement among the Partnership, the Company and the Agents dated May 29, 1998. The MTNs will be issued under an Indenture between the Company and First Union National Bank, as trustee (the "Trustee").


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Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired: Not Applicable

         (b)      Pro Forma Financial Information: Not Applicable

         (c)      Exhibits:

                  1.1 Distribution Agreement among the Partnership, the Company, and the Agents, dated May 29, 1998, relating to the MTNs (incorporated by reference to the Form 8-K filed by the Partnership on June 2, 1998 (File No. 0-22411)).

                  4.1 Indenture, dated as of August 7, 1997, between the Partnership and the Trustee (incorporated by reference to the Form 8-K filed by the Partnership on August 11, 1997(File No. 0-22411)).

                  4.2 Supplemental Indenture No. 3 dated as of May 29, 1998 between the Partnership and the Trustee including a form of Floating Rate Medium-Term Note and a form of Fixed Rate Medium-Term Note. (incorporated by reference to the Form 8-K filed by the Partnership on June 2, 1998 (File No. 0-22411))



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                       SUMMIT PROPERTIES INC.




Dated: June 2, 1998                    By:  /s/ Michael L. Schwarz
                                            -------------------------
                                            Michael L. Schwarz
                                            Executive Vice President
                                            Chief Financial Officer